UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2002

    BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8739	22-1970303
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1830 Route 130, Burlington, NJ		08016
(Address of principal Executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 387-7800

ITEM 9.     REGULATION FD DISCLOSURE

     On August 27, 2002, Monroe G. Milstein, President and Chief Executive Officer (Principal Executive Officer) of Burlington Coat Factory Warehouse Corporation, and Robert LaPenta, Vice President, Controller and Chief Accounting Officer (Principal Financial Officer) of Burlington Coat Factory Warehouse Corporation, each delivered to the Securities and Exchange Commission (the "Commission") sworn statements pursuant to Commission Order No. 4-460.

     The statements are attached hereto as Exhibit 99.1 and Exhibit 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
By: /s/ Monroe G. Milstein Monroe G. Milstein President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings